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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported)  JANUARY 21, 1999


                               PRIMA ENERGY CORPORATION
                (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-9408               84-1097578
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       file number)       Identification No.)


                      1801 BROADWAY, SUITE 500, DENVER CO  80202
              (Address of principal executive offices)       (Zip Code)

                                    (303) 297-2100
                 (Registrant's telephone number, including area code)

                                      NO CHANGE
            (Former name or former address, if changed from last report.)


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Prima Energy Corporation ("Prima") sold certain of its oil and gas properties and related assets on January 21, 1999, for approximately $26,000,000 (subject to certain closing adjustments). The assets sold consisted of all of the Company's interest in 16,253 gross acres and 134 producing wells and related equipment in the Bonny Field in Yuma County, Colorado. Prima also sold its 15.5% interest in the Bonny Gathering Company joint venture, which owned the pipeline, gathering, compression and dehydration facilities at the Bonny Field. The assets were sold to WBI Production, Inc., a subsidiary of MDU Resources
(the "Purchaser"). The purchase price for the asset sale was determined by arm's-length negotiation among the parties. There is no relationship between the Purchaser and Prima or any of its affiliates, officers or directors or any associates of any such officer or director.

     The sales proceeds have been placed in a like-kind exchange escrow account with Norwest Bank Colorado, National Association as escrow agent. The Company intends to identify and close on certain qualifying properties pursuant to the like-kind exchange provisions of Section 1031 of the Internal Revenue Code of 1986. Pursuant to these tax provisions, Prima must identify the qualifying properties within 45 days and close within 180 days of the closing of the Bonny Field transaction. There is no assurance that the Company will be able to either identify and/or close on properties within these time limits. To the extent the Company is unable to identify and close on qualifying properties, the unexpended funds will be disbursed from the escrow account to Prima and will be subject to federal and state income taxes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (b)  PRO FORMA FINANCIAL INFORMATION

                                                                           PAGE
Unaudited Pro Forma Consolidated Balance Sheet at September 30, 1998 . . . . .4
Unaudited Pro Forma Consolidated Statement of Income
   for the year ended December 31, 1997. . . . . . . . . . . . . . . . . . . .6
Unaudited Pro Forma Consolidated Statement of Income
   for the nine months ended September 30, 1998. . . . . . . . . . . . . . . .7
Notes to Unaudited Pro Forma Consolidated Financial Information for
   the year ended December 31, 1997 and the nine months ended
   September 30, 1998. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8


     (c)  EXHIBITS

     The following exhibits are filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.


    Exhibit
    Table No.       Document                           Exhibit No.
    ---------       --------                           -----------
         2          Purchase and Sale Agreement         99-2.1  (1)
                    dated January 7, 1999

        99          Prima Energy Corporation Press      99-99.1
                    Release dated January 22, 1999


(1) Portions of this agreement have been omitted pursuant to a request by the Registrant for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

                             PRIMA ENERGY CORPORATION
                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 SEPTEMBER 30, 1998

                                       ASSETS

                                                                               Pro
                                                           As                 Forma                Pro
                                                        Reported           Adjustments            Forma
                                                       -----------         -----------         ----------
CURRENT ASSETS
Cash and cash equivalents . . . . . . . . . . . .     $ 5,233,000                  $0         $ 5,233,000
Restricted cash held in escrow. . . . . . . . . .               0          26,000,000  (1)     26,000,000
Available for sale securities, at market. . . . .       2,332,000                   0           2,332,000
Receivables (net of allowance for doubtful
  accounts of $48,000). . . . . . . . . . . . . .       3,852,000                   0           3,852,000
Tubular goods inventory . . . . . . . . . . . . .         728,000                   0             728,000
Other current assets. . . . . . . . . . . . . . .         335,000                   0             335,000
                                                       ----------          ----------          ----------
     Total current assets . . . . . . . . . . . .      12,480,000          26,000,000          38,480,000
                                                       ----------          ----------          ----------

OIL AND GAS PROPERTIES, at cost,
  accounted for using the full cost method. . . .      79,544,000                   0          79,544,000
Escrow for like-kind exchange . . . . . . . . . .               0         (25,704,000) (1)    (25,704,000)
Less accumulated depreciation, depletion
  and amortization. . . . . . . . . . . . . . . .     (31,221,000)                  0         (31,221,000)
                                                       ----------          ----------          ----------
     Oil and gas properties - net . . . . . . . .      48,323,000         (25,704,000)         22,619,000
                                                       ----------          ----------          ----------

PROPERTY AND EQUIPMENT, at cost
Oilfield service equipment. . . . . . . . . . . .       4,055,000                   0           4,055,000
Furniture and equipment . . . . . . . . . . . . .         792,000                   0             792,000
Field office, shop and land . . . . . . . . . . .         433,000                   0             433,000
                                                       ----------          ----------          ----------
                                                        5,280,000                   0           5,280,000
Less, accumulated depreciation. . . . . . . . . .      (2,772,000)                  0          (2,772,000)
                                                       ----------          ----------          ----------
     Property and equipment - net . . . . . . . .       2,508,000                   0           2,508,000
                                                       ----------          ----------          ----------
OTHER ASSETS. . . . . . . . . . . . . . . . . . .         553,000            (296,000) (1)        257,000
                                                       ----------          ----------          ----------
                                                      $63,864,000         $         0         $63,864,000
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

              See accompanying notes to unaudited pro forma consolidated financial information.

                             PRIMA ENERGY CORPORATION
                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 SEPTEMBER 30, 1998

                        LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                               Pro
                                                           As                 Forma                Pro
                                                        Reported           Adjustments            Forma
                                                       -----------         -----------         ----------
CURRENT LIABILITIES
Accounts payable. . . . . . . . . . . . . . . . .     $   690,000         $         0         $   690,000
Amounts payable to oil and gas property owners. .       1,403,000                   0           1,403,000
Ad valorem and production taxes payable . . . . .       1,571,000                   0           1,571,000
Accrued and other liabilities . . . . . . . . . .         345,000                   0             345,000
Current portion of notes payable. . . . . . . . .         120,000                   0             120,000
Deferred income taxes . . . . . . . . . . . . . .          14,000                   0              14,000
                                                       ----------          ----------          ----------
     Total current liabilities. . . . . . . . . .       4,143,000                   0           4,143,000

NOTES PAYABLE . . . . . . . . . . . . . . . . . .         120,000                   0             120,000
AD VALOREM TAXES, non-current . . . . . . . . . .         717,000                   0             717,000
DEFERRED INCOME TAXES . . . . . . . . . . . . . .       8,788,000                   0           8,788,000
                                                       ----------          ----------          ----------

     Total liabilities. . . . . . . . . . . . . .      13,768,000                   0          13,768,000
                                                       ----------          ----------          ----------

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value,
  2,000,000 shares authorized;
  no shares issued or outstanding . . . . . . . .               0                   0                   0
Common stock, $.015 par value,
  12,000,000 shares authorized;
  5,835,556 shares issued . . . . . . . . . . . .          87,000                   0              87,000
Additional paid-in capital. . . . . . . . . . . .       4,408,000                   0           4,408,000
Retained earnings . . . . . . . . . . . . . . . .      46,343,000                   0          46,343,000
Unrealized gain on available for sale securities.          45,000                   0              45,000
Treasury stock, 63,000 shares at cost . . . . . .        (787,000)                  0            (787,000)
                                                       ----------          ----------          ----------

     Stockholders' equity - net . . . . . . . . .      50,096,000                   0          50,096,000
                                                       ----------          ----------          ----------

                                                      $63,864,000                   0         $63,864,000
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------


              See accompanying notes to unaudited pro forma consolidated financial information.

                             PRIMA ENERGY CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                               Pro
                                                           As                 Forma                Pro
                                                        Reported           Adjustments            Forma
                                                       -----------         -----------         ----------
REVENUES
Oil and gas sales . . . . . . . . . . . . . . . .     $17,840,000         $(1,624,000) (2)    $16,216,000
Trading revenues. . . . . . . . . . . . . . . . .      15,999,000                   0          15,999,000
Oilfield services . . . . . . . . . . . . . . . .       3,214,000                   0           3,214,000
Management and operator fees. . . . . . . . . . .       1,035,000            (405,000) (5)        630,000
Interest and dividend income. . . . . . . . . . .         546,000                   0             546,000
Other . . . . . . . . . . . . . . . . . . . . . .         216,000            (135,000) (4)         81,000
                                                       ----------          ----------          ----------

                                                       38,850,000          (2,164,000)         36,686,000
                                                       ----------          ----------          ----------
EXPENSES
Depreciation, depletion and amortization. . . . .       5,432,000          (2,094,000) (6)      3,338,000
Lease operating expense . . . . . . . . . . . . .       1,720,000            (143,000) (3)      1,577,000
Ad valorem and production taxes . . . . . . . . .       1,355,000             (42,000) (3)      1,313,000
Cost of trading . . . . . . . . . . . . . . . . .      15,323,000                   0          15,323,000
Cost of oilfield services . . . . . . . . . . . .       2,368,000                   0           2,368,000
General and administrative. . . . . . . . . . . .       1,915,000            (313,000) (5)      1,602,000
                                                       ----------          ----------          ----------

                                                       28,113,000          (2,592,000)         25,521,000
                                                       ----------          ----------          ----------

INCOME BEFORE INCOME TAXES. . . . . . . . . . . .      10,737,000             428,000          11,165,000
PROVISION FOR INCOME TAXES. . . . . . . . . . . .       2,635,000             105,000  (7)      2,740,000
                                                       ----------          ----------          ----------

NET INCOME. . . . . . . . . . . . . . . . . . . .     $ 8,102,000         $   323,000         $ 8,425,000
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

BASIC NET INCOME PER SHARE$ . . . . . . . . . . .     $      1.40         $      0.06         $      1.46
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

DILUTED NET INCOME PER SHARE. . . . . . . . . . .     $      1.37         $      0.05         $      1.43
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING
   BASIC. . . . . . . . . . . . . . . . . . . . .       5,771,089           5,771,089           5,771,089
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------
   DILUTED. . . . . . . . . . . . . . . . . . . .       5,910,451           5,910,451           5,910,451
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------


              See accompanying notes to unaudited pro forma consolidated financial information.

                             PRIMA ENERGY CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                               Pro
                                                           As                 Forma                Pro
                                                        Reported           Adjustments            Forma
                                                       -----------         -----------         ----------
REVENUES
Oil and gas sales . . . . . . . . . . . . . . . .     $12,310,000         $(1,340,000) (2)    $10,970,000
Trading revenues. . . . . . . . . . . . . . . . .       3,235,000                   0           3,235,000
Oilfield services . . . . . . . . . . . . . . . .       3,027,000                   0           3,027,000
Management and operator fees. . . . . . . . . . .         783,000            (304,000) (5)        479,000
Interest and dividend income. . . . . . . . . . .         375,000                   0             375,000
Other . . . . . . . . . . . . . . . . . . . . . .       3,862,000              12,000  (4)      3,874,000
                                                       ----------          ----------          ----------
                                                       23,592,000          (1,632,000)         21,960,000
                                                       ----------          ----------          ----------

EXPENSES
Depreciation, depletion and amortization. . . . .       4,785,000          (1,840,000) (6)      2,945,000
Lease operating expense . . . . . . . . . . . . .       1,524,000            (169,000) (3)      1,355,000
Ad valorem and production taxes . . . . . . . . .         953,000             7,000(3)            960,000
Cost of trading . . . . . . . . . . . . . . . . .       3,177,000                   0           3,177,000
Cost of oilfield services . . . . . . . . . . . .       2,089,000                   0           2,089,000
General and administrative. . . . . . . . . . . .       1,548,000            (249,000) (5)      1,299,000
                                                       ----------          ----------          ----------
                                                       14,076,000          (2,251,000)         11,825,000
                                                       ----------          ----------          ----------

INCOME BEFORE INCOME TAXES. . . . . . . . . . . .       9,516,000             619,000          10,135,000
PROVISION FOR INCOME TAXES. . . . . . . . . . . .       2,658,000             172,000  (7)      2,830,000
                                                       ----------          ----------          ----------

NET INCOME. . . . . . . . . . . . . . . . . . . .     $ 6,858,000         $   447,000         $ 7,305,000
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

BASIC NET INCOME PER SHARE. . . . . . . . . . . .     $      1.19         $      0.08         $      1.27
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

DILUTED NET INCOME PER SHARE. . . . . . . . . . .     $      1.16         $      0.08         $      1.23
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING
   BASIC. . . . . . . . . . . . . . . . . . . . .       5,771,796           5,771,796           5,771,796
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------
   DILUTED. . . . . . . . . . . . . . . . . . . .       5,917,083           5,917,083           5,917,083
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------


              See accompanying notes to unaudited pro forma consolidated financial information.

                              PRIMA ENERGY CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                FINANCIAL INFORMATION
       YEAR ENDED DECEMBER 31, 1997 AND NINE MONTHS ENDED SEPTEMBER 30, 1998


     This pro forma financial information has been prepared based upon management's intention to identify and close on qualifying like-kind exchange properties. There is no assurance the Company will be able to identify and close on such qualifying properties within the time limitations placed by the Internal Revenue Code of 1986. If the Company is unable to identify and close on any qualifying properties, the Company estimates that its current income tax liability would increase approximately $10,000,000, with a corresponding reduction of its long-term deferred tax liability.


PRO FORMA ADJUSTMENTS TO CONSOLIDATED FINANCIAL INFORMATION

(1) To record proceeds from sale of properties, net of estimated closing costs. For purposes of the pro forma financial information, the proceeds from the sale were allocated between oil and gas properties and the Company's investment in Bonny Gathering Company based upon estimated relative fair values. The portion attributable to oil and gas properties was credited to the full cost pool, with no gain recognized because the transaction involved less than 25% of the Company's proved reserves.

(2)  To eliminate oil and gas sales received or accrued on properties sold.

(3) To eliminate lease operating expenses and production taxes paid or accrued on properties sold.

(4)  To eliminate the Company's equity in the earnings of Bonny Gathering
     Company.

(5) To eliminate management fees and direct costs associated with the Company's position as managing joint venturer of Bonny Gathering Company.

(6) To adjust depletion expense for reduction in reserves attributable to properties sold and related reduction in capitalized costs.

(7) To recognize tax effects of other pro forma adjustments based on the Company's effective tax rate for the period presented.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIMA ENERGY CORPORATION
                                               (Registrant)



Date  February 5, 1999                  By /s/ Richard H. Lewis
     ------------------                   --------------------------------------

                                          Richard H. Lewis,
                                          President and
                                          Principal Financial Officer